UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.   )
Filed by the Registrant ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
GREAT ELM CAPITAL CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 13, 2026
Dear Fellow Stockholders:
We invite you to join us at the 2026 Annual Stockholders’ Meeting (the “Annual Meeting”) of Great Elm Capital Corp., beginning at 8:30 a.m., Eastern Time, on May 29, 2026. We will be holding the Annual Meeting online via live webcast. Stockholders of record and beneficial holders will be able to attend and participate in the Annual Meeting online and submit their questions during the meeting by visiting www.virtualshareholdermeeting.com/GECC2026. Stockholders of record and beneficial holders with a legal proxy will be able to vote their shares electronically during the Annual Meeting.
The Notice of 2026 Annual Stockholders’ Meeting and proxy statement accompanying this letter describe the business that will be discussed and voted upon at the Annual Meeting.
We elected to deliver our proxy materials to the majority of our stockholders over the Internet. On or about April 13, 2026, we will mail a notice of Internet availability (the “Notice”) and make our proxy materials available to our stockholders over the Internet. The Notice contains instructions on how to access our proxy materials over the Internet, as well as how to receive a paper copy of our proxy materials. This approach conserves natural resources, reduces our printing and distribution costs and expedites stockholders’ receipt of proxy materials.
Your vote is very important. Whether or not you plan to virtually attend the Annual Meeting, we urge you to authorize and submit your proxies over the Internet, by telephone or by mail as soon as possible. This will not prevent you from voting in person (virtually). If you virtually attend the Annual Meeting you will have the right to revoke your proxy and vote your shares in person (virtually). If your shares are held in the name of a brokerage firm, bank or other nominee of record, please follow the voting instructions appearing on your voting instruction card or the information set forth in the proxy materials. Your vote and participation in our governance are very important to us.
On behalf of our Board of Directors, thank you for your continued support.
Sincerely,

/s/ Matt Kaplan
Matt Kaplan

Chief Executive Officer

NOTICE OF 2026 ANNUAL STOCKHOLDERS’ MEETING
TO BE HELD ON MAY 29, 2026
April 13, 2026
The 2026 Annual Stockholders’ Meeting (the “Annual Meeting”) of Great Elm Capital Corp., a Maryland corporation (the “Company”), will be held on Friday, May 29, 2026, beginning at 8:30 a.m., Eastern Time, online at www.virtualshareholdermeeting.com/GECC2026.
The following matters will be considered and voted on at the Annual Meeting:
•
The election of Mark Kuperschmid and Richard Cohen as the Class I directors of the Board of Directors, with each to serve until the third annual meeting of stockholders following his election and until his successor is duly elected and qualified;

•	The ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•	Other matters that may properly come before the Annual Meeting and any postponement or adjournment thereof.
The items to be considered at the Annual Meeting may be considered at the Annual Meeting or any postponement or adjournment thereof.
You are entitled to vote at and virtually attend the Annual Meeting, or any postponement or adjournment thereof, only if you were a stockholder of record at the close of business on April 1, 2026. To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or voting instruction form. You may also ask questions and vote online during the meeting by following the instructions provided at www.virtualshareholdermeeting.com/GECC2026 during the Annual Meeting.
Whether or not you plan to virtually attend the Annual Meeting, we encourage you to read this proxy statement and promptly authorize a proxy to vote your shares. You have a choice of authorizing your proxy through the Internet, by telephone, or by mail. For specific instructions on how to authorize a proxy to vote your shares, please refer to the section entitled “Questions and Answers — How You Can Vote” beginning on page 4 and to the notice of Internet availability of proxy materials (the “Notice”) or to the instructions on your voting instruction card or the information set forth in the proxy materials.
/s/ Adam M. Kleinman
Adam M. Kleinman
Secretary
April 13, 2026
Important Notice Regarding the Availability of Proxy Statement Materials for the
2026 Annual Stockholders’ Meeting to be Held on May 29, 2026.
The Proxy Statement, Proxy Card and the Annual Report on Form 10-K are available on the Internet at www.ProxyVote.com.
The Notice, this proxy statement, the accompanying proxy card or voting instruction card and our Annual
Report on Form 10-K for the year ended December 31, 2025 are being provided to stockholders beginning on or about April 13, 2026.

i

PROXY STATEMENT

2026 ANNUAL STOCKHOLDERS’ MEETING
TO BE HELD ON MAY 29, 2026
GENERAL INFORMATION
We are furnishing you this proxy statement in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Great Elm Capital Corp., a Maryland corporation (the “Company,” “GECC,” “we,” “us,” or “our”). This proxy statement addresses the items of business for the 2026 Annual Stockholders’ Meeting of GECC (the “Annual Meeting”) to be held on May 29, 2026, or any postponement or adjournment thereof. We will hold the Annual Meeting at 8:30 a.m., Eastern Time, online at www.virtualshareholdermeeting.com/GECC2026. The Company is holding the Annual Meeting in virtual meeting format. Stockholders of record and beneficial holders with a legal proxy will be able to attend and participate in the Annual Meeting online, vote their shares electronically, and submit their questions during the meeting by visiting www.virtualshareholdermeeting.com/GECC2026. The notice of Internet availability of proxy materials (“Notice”), the Notice of 2026 Annual Stockholders’ Meeting, this proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, the proxy card and any accompanying proxy materials will be made available to stockholders on or about April 13, 2026.

QUESTIONS AND ANSWERS
Proxy Materials
1.	Why did I receive the Notice about GECC’s proxy materials?
Since you owned shares of our common stock, par value $0.01 per share (the “common stock”), as of the close of business on April 1, 2026, the record date for the Annual Meeting (the “Record Date”), you are considered a stockholder of record. You are invited to virtually attend the Annual Meeting and are entitled and requested to consider and vote on the business items described in this proxy statement. This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (the “SEC”) and is designed to assist you in voting your shares.
2.	What is included in the proxy materials?
The proxy materials include:
•	Our Notice of 2026 Annual Stockholders’ Meeting;
•	Our proxy statement for the Annual Meeting;
•	Our Annual Report on Form 10-K for the year ended December 31, 2025; and
•	A proxy card or voting instruction card.
3.	Why did I receive the Notice instead of a paper copy of the full set of the proxy materials?
We will be utilizing the “notice and access” delivery method under the SEC’s Rule 14a-16, which allows companies to provide their proxy materials over the Internet. As a result, we are mailing the Notice instead of a paper copy of the proxy materials to a majority of our stockholders. The Notice contains instructions on how to access the proxy materials and authorize a proxy to vote your shares over the Internet, by telephone or by mail and how you may request printed copies of the proxy materials by mail, if you wish.
4.	What information is contained in this proxy statement?
The information in this proxy statement relates to the proposals to be considered and voted on at the Annual Meeting, the voting process, our Board and board committees, corporate governance, the compensation of our directors and executive officers, and other required information.
5.	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?
If you share an address with another stockholder, you may receive only one Notice or one set of printed proxy materials unless you have provided contrary instructions. If you wish to receive a separate Notice or set of printed proxy materials, please request an additional copy by contacting Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling 1-866-540-7095. A separate Notice or set of printed proxy materials will be sent promptly following receipt of your request.
If you are a stockholder of record as of the close of business on the Record Date and wish to receive a separate Notice or set of printed proxy materials, or if you have received multiple Notices or sets of printed proxy materials and would like to receive only one Notice or set of printed proxy materials, please contact our transfer agent, Equiniti Trust Company, LLC at:
Equiniti Trust Company, LLC
PO Box 500
Newark, NJ 07101
(800) 937-5449

If you are a beneficial owner of shares as of the close of business on the Record Date and you wish to receive a separate Notice or set of printed proxy materials, or if you have received multiple Notices or sets of printed proxy materials and would like to receive only one Notice or set of printed proxy materials, please contact your bank or broker directly.
Stockholders may also contact us to request a separate copy of the proxy materials:
Great Elm Capital Corp.
Attn: Investor Relations
3801 PGA Boulevard, Suite 603
Palm Beach Gardens, Florida 33410
(617) 375-3006
investorrelations@greatelmcap.com
6.	Who pays the cost of soliciting proxies for the Annual Meeting?
GECC is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing the Notice and any printed proxy materials and of soliciting proxies.
Our Board, officers and employees may solicit proxies in person, by telephone or by electronic communication. They will not receive any additional compensation for these activities.
We will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial stockholders.
The Company has engaged Broadridge Financial Solutions, Inc., an independent shareholder services firm, to assist in the distribution of the proxy materials and the tabulation of proxies. The cost of these services is estimated to be approximately $50,000 plus reasonable out-of-pocket expenses.
Proposals To Be Voted On
7.	What items of business will be considered and voted on at the Annual Meeting?
The business items to be considered and voted on at the Annual Meeting are:
•
Proposal 1: Election of each of Mark Kuperschmid and Richard Cohen as the Class I director of the Board of Directors, with each to serve until the third annual meeting of stockholders following his election and until his successor is duly elected and qualified; and

•	Proposal 2: Ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
Stockholders will also consider and vote on any other matter that may properly be brought before the Annual Meeting or any postponement or adjournment thereof.
8.	What are my voting choices?
You may vote “FOR” or “WITHHOLD” for the election of either or both of Mark Kuperschmid and Richard Cohen as the Class I directors. You may vote “FOR,” “AGAINST” or “ABSTAIN” for the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
9.	What are the voting recommendations of our Board?
Our Board unanimously recommends that you vote your shares “FOR” the election of each of Mark Kuperschmid and Richard Cohen as the Class I director; and “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
10.	What vote is required to approve each item?
To conduct business at the Annual Meeting, a quorum must be established. Pursuant to the Company’s charter (the “Charter”) and bylaws (the “Bylaws”), the presence in person or by proxy of our stockholders entitled to cast a majority of all the votes entitled to be cast will constitute a quorum.

For Proposal 1, if you indicate “WITHHOLD,” or for Proposal 2, if you indicate “ABSTAIN,” your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. For Proposal 1, only votes “FOR” are counted in determining whether a plurality has been cast in favor of the election of a director. For Proposal 2, an abstention will not be considered a vote cast and will have no effect on the outcome of Proposal 2.
As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will not be considered votes cast with respect to Proposal 1. We do not expect any broker non-votes with respect to Proposal 2 and such broker non-votes would have no effect on the outcome of Proposal 2 to the extent any broker non-votes are received. See Question 18 for more information on broker non-votes.
If a quorum is present at the Annual Meeting, the required vote for each proposal is as follows:

Proposal		Required Vote
1.	Election of each nominee to serve as a Class I director	Plurality of the votes cast
2.	Ratification of the appointment of the independent registered public accounting firm for the fiscal year ending December 31, 2026	Majority of the votes cast

11.	What happens if additional items are presented at the Annual Meeting?
We are not aware of any item that may be considered and voted on at the Annual Meeting or any postponement or adjournment thereof that is not described in this proxy statement. However, the holders of the proxies that we are soliciting may vote in their discretion on any additional matters that are properly brought before the Annual Meeting or any postponement or adjournment thereof, including matters incidental to the conduct of the meeting.
12.	Is my vote confidential?
All voted proxies and ballots will be handled to protect your voting privacy as a stockholder. Confidentiality will not apply to the extent that voting disclosure is required by law or is necessary or appropriate to assert or defend any claim relating to voting.
Confidentiality will also not apply with respect to any matter for which votes are solicited in opposition to the director nominees or voting recommendations of our Board, unless the persons engaging in the opposing solicitation provide stockholders with confidential voting comparable to that which we provide.
13.	Where can I find the voting results?
We will publish final results in a Current Report on Form 8-K that we will file with the SEC within four business days following the Annual Meeting. The report also will be available on our website at www.greatelmcc.com.
How You Can Vote
14.	What shares can I vote?
You are entitled to one vote for each share of our common stock that you owned at the close of business on the Record Date. You may vote all shares owned by you at the close of business on the Record Date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner through a bank, broker or other nominee. On the Record Date, 13,892,045 shares of our common stock were outstanding and entitled to vote at the Annual Meeting.
15.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most of our stockholders hold their shares through a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record
If your shares are registered directly in your name with our transfer agent, you are the stockholder of record of the shares. As the stockholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares in person (virtually) at the Annual Meeting, or any postponement or adjournment thereof. You have received a proxy card to use in voting your shares, which instructs you how to vote.

Beneficial Owner
If your shares are held through a bank, broker or other nominee, it is likely that such shares are registered in the name of the bank, broker or other nominee and you are the beneficial owner of shares held in “street name.”
As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you are also invited to virtually attend the Annual Meeting. Your bank, broker or other nominee has provided a voting instruction card for you to use in directing how your shares are to be voted. However, since a beneficial owner is not the stockholder of record, you may not vote your shares in person (virtually) at the Annual Meeting, or any postponement or adjournment thereof, unless you obtain a legal proxy from the registered holder of the shares giving you the right to do so. Obtaining a legal proxy may take several days.
16.	How can I vote?
For directions on how to vote, please refer to the following instructions and those included on the Notice or your proxy card or voting instruction card. Whether you hold your shares as a stockholder of record or as a beneficial owner, you may direct how your shares are to be voted without virtually attending the Annual Meeting or any postponement or adjournment thereof. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares as a beneficial owner, you may vote by submitting voting instructions to the registered owner of your shares.
Voting in Person (Virtually) – You may vote online during the Annual Meeting, or any postponement or adjournment thereof, those shares that you hold in your name as the stockholder of record as of the close of business on the Record Date prior to the closing of the polls. Beneficial owners should follow the steps set forth in Question 15 above. See Question 23 below regarding how to attend (virtually) the Annual Meeting.
Even if you plan to attend the Annual Meeting virtually, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend.
Voting by Internet – Stockholders may vote over the Internet by following the instructions on the Notice, proxy card or voting instruction card. When voting by Internet, stockholders must have available the control number included on their proxy card.
Voting by Telephone – Stockholders of record may vote by telephone by calling the number specified on the Notice or proxy card and following the instructions. When voting by telephone, stockholders must have available the control number included on their proxy card. Most stockholders who are beneficial owners of their shares and have received a voting instruction card may vote by phone by calling the number specified on the voting instruction card provided by their bank, broker or nominee. These stockholders should check the card for telephone voting availability.
Voting by Mail – Stockholders who have received a paper copy of the proxy materials may vote by mail by signing, dating and returning their proxy card or voting instruction card in the envelope provided. If you only received the Notice and wish to vote by proxy via mail, you may do so by requesting printed copies of the proxy materials and then filling out the proxy card and sending it back in the envelope provided.
17.	How will my shares be voted?
Your shares will be voted as you specifically instruct on your online ballot, proxy card or voting instruction card, as applicable. If you complete and submit your online ballot or sign and return your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board and in the discretion of the proxy holders on any other matters that properly come before the Annual Meeting, or any postponement or adjournment thereof.
18.	Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?
If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board and in the discretion of the proxy holders on any other matter that properly comes before the Annual Meeting, or any postponement or adjournment thereof.
If you do not provide timely instructions as to how your brokerage shares are to be voted, your broker will have the authority to vote them only on the proposal to ratify the appointment of Deloitte as our independent registered public accounting firm (Proposal 2). Your broker will be prohibited, however, from voting your shares on the election of the Class I directors (Proposal 1). If your broker votes on the proposal to ratify the appointment of Deloitte as our independent registered public accounting firm, there will be a corresponding “broker non-vote” with regard to the election of the Class III director. “Broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Annual Meeting, but will not be counted as votes cast with respect to Proposal 1. We do not expect any broker non-votes with respect to Proposal 2.
19.	Will shares that I own as a stockholder of record be voted if I do not timely complete and submit my online ballot or return my proxy card?
Shares that you own as a stockholder of record will be voted as you instruct on your online ballot, proxy card or voting instruction card, as applicable. If you complete and submit your online ballot or sign and return your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board and in the discretion of the proxy holders on any other matter that properly comes before the Annual Meeting, or any postponement or adjournment thereof.
If you do not timely complete and submit your online ballot or return your proxy card, your shares will not be voted unless you or your proxy holder virtually attends the Annual Meeting or any postponement or adjournment thereof and votes in person (virtually) as described in Question 16.
20.	When is the deadline to vote?
If you hold shares as the stockholder of record, your duly authorized proxy must be received before the polls close at the Annual Meeting or any postponement or adjournment thereof. The deadline for voting by Internet or telephone is 11:59 p.m. Eastern Time on Thursday, May 28, 2026.
If you hold shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.
21.	May I change or revoke my vote?
You may revoke a previously authorized proxy or change your vote at any time prior to the closing of the polls at the Annual Meeting.
If you are a stockholder of record, you may change your vote by authorizing a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Corporate Secretary at the address set forth in Question 24 prior to your shares being voted, or by attending the Annual Meeting and voting in person (virtually). Virtual attendance at the meeting, without voting, will not cause your previously granted proxy to be revoked.
For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person (virtually). Virtual attendance at the meeting, without voting, will not cause your previously granted proxy to be revoked.
22.	Who will serve as inspector of elections?
The inspector of elections will be a representative of Broadridge Financial Solutions, Inc.
Attending the Annual Meeting
23.	Who can attend the Annual Meeting?
The Annual Meeting has been designed to provide substantially the same opportunities to participate as you would have at an in-person meeting. Stockholders of record as of the close of business on the Record Date, and beneficial owners with a legal proxy, will be able to attend (virtually) and participate online and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/GECC2026.
To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or voting instruction form. The Annual Meeting will begin promptly at 8:30 a.m., Eastern Time. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 8:15 a.m.

The Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Stockholders should ensure that they have a strong internet connection if they intend to attend and/or participate in the Annual Meeting. Attendees should allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.
If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting login page for assistance. Technical support will be available beginning at 8:15 a.m. Eastern Time on May 29, 2026 through the conclusion of the Annual Meeting.
Stockholder Proposals and Director Nominations
24.	When is the deadline to submit stockholder proposals to be included in the proxy materials for next year’s annual stockholders’ meeting?
Stockholder proposals that are intended to be included in our proxy materials for next year’s annual stockholders’ meeting must be received by our Corporate Secretary no later than December 14, 2026 and must be submitted to Corporate Secretary, Great Elm Capital Corp., 3801 PGA Boulevard, Suite 603, Palm Beach Gardens, Florida 33410.
Proposals that are not timely submitted by December 14, 2026 or are submitted to the incorrect address or other than to the attention of our Corporate Secretary will be considered untimely and may, at our discretion, be excluded from our proxy materials. Stockholder proponents must meet the eligibility requirements of the SEC’s Stockholder Proposal Rule (Rule 14a-8), and their proposals must comply with the requirements of that rule to be included in our proxy materials.
See Question 25 for a description of the procedures in our current Bylaws through which stockholders may nominate and include director candidates in our proxy statement.
25.	How may I nominate director candidates or present other business for consideration at an annual stockholders’ meeting?
Stockholders who wish to (1) submit director nominees for inclusion in our proxy materials for next year’s annual stockholders’ meeting or (2) present other items of business directly at next year’s annual stockholders’ meeting must give written notice of their intention to do so in accordance with the deadlines described below to our Corporate Secretary at the address set forth in Question 24. Any such notice also must include the information required by our current Bylaws (which may be obtained as provided in Question 27) and must be updated and supplemented as provided in the Bylaws.
Our current Bylaws require that notice of director nominees, or for the presentation of other items of business, must be received at least 120 days but not more than 150 days prior to the first anniversary of the date the proxy statement was first sent to stockholders in connection with the last annual stockholders’ meeting, unless the date of next year’s annual stockholders’ meeting has been advanced or delayed by more than 30 days from the anniversary of the prior year’s meeting date. In that case, notice by stockholders must be received not earlier than the 150th day prior to the date of such annual stockholders’ meeting as originally convened, and no later than the 120th day prior to the date of such annual stockholders’ meeting as originally convened or the tenth day following the day on which public announcement of the date of such meeting is first made, whichever is later. Assuming the 2027 annual stockholders’ meeting is within the 30 day window discussed above, the period for the receipt from stockholders of any such notice for the 2027 annual stockholders’ meeting will begin on November 14, 2026 and end on December 14, 2026 at 5:00 p.m., Eastern Time.
In addition to satisfying the advance notice provisions in our Bylaws relating to nominations of director candidates, including the earlier notice deadlines set out above, to comply with the SEC’s universal proxy rule, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must also provide notice that sets forth the information required by Rule 14a-19. Further, if a shareholder intends to take advantage of the universal proxy rules, the shareholder must also represent that they intend to solicit the holders of shares representing at least 67% of voting power of shares entitled to vote in the election of directors in support of director nominees other than our nominees.

These above-mentioned notice requirements applicable under our current advance notice Bylaw provisions do not apply to stockholder proposals intended for inclusion in our proxy materials under the SEC’s Stockholder Proposal Rule (Rule 14a-8). The deadline for receiving those proposals is set forth in Question 24. These notice requirements also do not apply to questions that a stockholder may wish to ask at the annual stockholders’ meeting.
26.	How may I suggest nominees to the Board for nomination to serve as directors?
Stockholders may suggest director candidates for consideration by the Nominating and Corporate Governance Committee of our Board by writing to our Corporate Secretary at the address set forth in Question 24. A suggestion must be accompanied by a statement from the candidate that he or she would give favorable consideration to serving on the Board and should include sufficient biographical and other information concerning the candidate and his or her qualifications to permit the committee to make an informed decision as to whether further consideration of the candidate would be warranted.
Obtaining Additional Information
27.	How may I obtain financial and other information about GECC?
Our consolidated financial statements are included in our Annual Report on Form 10-K for the year ended December 31, 2025 that accompanies this proxy statement.
We file our Annual Report on Form 10-K with the SEC, located at 100 F Street, N.E., Washington, D.C. 20549. Our Form 10-K and other information that we file with the SEC are available on the EDGAR Database on the SEC’s website at http://www.sec.gov and on our website at www.greatelmcc.com.
We also will furnish a copy of our Annual Report on Form 10-K (excluding exhibits, except those that are specifically requested), Bylaws, code of business conduct and ethics and board standing committee charters without charge to any stockholder who so requests by writing to our Corporate Secretary at the address in Question 24.
You can view these materials on the Internet by accessing our website at www.greatelmcc.com and on the EDGAR Database on the SEC’s website at http://www.sec.gov.
28.	What if I have questions for the Company’s transfer agent?
If you are a stockholder of record and have questions concerning share certificates, dividend checks, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address or phone number:
Equiniti Trust Company, LLC
PO Box 500
Newark, NJ 07101
(800) 937-5449
29.	How do I get additional copies of this proxy statement or voting materials?
If you need additional copies of this proxy statement or voting materials, please contact us at:
Great Elm Capital Corp.
Attn: Investor Relations
3801 PGA Boulevard, Suite 603
Palm Beach Gardens, Florida 33410
investorrelations@greatelmcap.com

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of the close of business on the Record Date, certain information regarding the beneficial ownership of our common stock by:
•	each of the directors and executive officers;
•	all of our current executive officers and directors as a group; and
•	each person known by us to be beneficial owners of 5% or more of our outstanding common stock.
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act, and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own more than 5% of our common stock is based upon Schedule 13G and Schedule 13D filings filed by such persons with the SEC and other information obtained from such persons, if available.
Except as indicated in the footnotes to this table and under applicable community property laws, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock. For the purposes of calculating percent ownership, as of the close of business on the Record Date, 13,892,045 shares of common stock were issued and outstanding.
The address for each of our current directors and executive officers is c/o Great Elm Capital Corp., 3801 PGA Boulevard, Suite 603, Palm Beach Gardens, Florida 33410.

Beneficial Owner	Shares Beneficially Owned	Percent of Class
Interested Directors
Erik A. Falk	—	*
Jason W. Reese(1)	316,697	2.3%

Independent Directors
Mark Kuperschmid(2)	16,972	*
Richard Cohen(3)	20,748	*
Chad Perry	1,850	*

Executive Officers
Matt Kaplan	133,280	*
Adam Kleinman	39,170	*
Keri Davis	13,942	*
Directors and executive officers as a group (8 persons)	542,659	3.9%

5% Beneficial Owners
Great Elm Strategic Partnership I, LLC(4)	1,558,260	11.2%
Great Elm Group, Inc.(5)	1,358,278	9.8%
Poor Richard LLC(6)	1,290,000	9.3%
Summit Grove Partners, LLC(7)	1,094,527	7.9%
Prosper Peak Holdings, LLC(8)	997,506	7.2%
Entities affiliated with Northern Right Capital Management, L.P.(9)	798,471	5.7%

*	Less than one percent.
(1)
Represents 87,237 shares of our common stock held directly by IC Leverage Income Fund, LLC (“IC Leverage”) and 229,460 shares of Common Stock held directly by Imperial Capital Group Holdings II, LLC (“ICGH2”). Mr. Reese has voting and dispositive power over the shares of our common stock held directly by each of ICGH2 and IC Leverage.

(2)
Includes 13,972 shares held by Benmark Investments LLC (1568 Columbus Ave., Burlingame, California 94010). Mr. Kuperschmid disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(3)	Includes 2,612 shares held by Mr. Cohen’s spouse. Mr. Cohen disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(4)
Based on information provided to the Company and furnished in a Schedule 13G/A filed with the SEC on November 10, 2025 by GESP. GESP reported sole voting and dispositive power over 1,558,260 shares of our common stock. The address for GESP is 800 Boylston Street, Suite 900, Boston, MA 02199.

(5)
Based on information provided to the Company and furnished in a Schedule 13D/A filed with the SEC on October 9, 2025 by GEG. The address for GEG is 3801 PGA Boulevard, Suite 603, Palm Beach Gardens, Florida 33410.

(6)
Based on information provided to the Company and furnished in a Schedule 13G filed with the SEC on September 4, 2025 by Poor Richard. Poor Richard reported sole voting and dispositive power over 1,290,000 shares of our common stock. The address for Poor Richard is 500 Frank W Burr Boulevard, Suite 720, Teaneck, NJ 07666.

(7)
Based on information provided to the Company and furnished in a Schedule 13G filed with the SEC on December 12, 2024 by SGP. SGP reported sole voting and dispositive power over 1,094,527 shares of our common stock. The address for SGP is 800 Boylston Street, Suite 900, Boston, MA 02199.

(8)
Based on information provided to the Company and furnished in a Schedule 13G filed with the SEC on June 24, 2024 by PPH. PPH reported sole voting and dispositive power over 997,506 shares of our common stock. The address for PPH is 800 Boylston Street, Suite 900, Boston, MA 02199.

(9)
Based on information provided to the Company and furnished in a Schedule 13G/A filed with the SEC on March 5, 2026, jointly by Northern Right Capital Management, L.P. (“Northern Right”), Northern Right Capital (QP), L.P. (“Northern Right QP”), Northern Right Long Only Master Fund LP (“Northern Right Long Only”), Northern Right Fund GP LLC (“Northern Right Fund GP”), BC Advisors, LLC (“BCA”) and Matthew A. Drapkin. Each of BCA and Mr. Drapkin reported shared voting and dispositive power over 798,471 shares of our common stock. Mr. Drapkin also reported sole voting and dispositive power over 76,333 shares of our common stock. Northern Right QP reported sole voting and dispositive power over 313,094 shares of our common stock. Each of Northern Right Long Only and Northern Right Fund GP reported sole voting and dispositive power over 116,237 shares of our common stock. Northern Right reported sole voting and dispositive power over 369,140 shares of our common stock and also reported shared voting and dispositive power over 429,331 shares of our common stock. The address for Northern Right is 9 Old Kings Hwy S., 4th Floor, Darien, CT 06820.

Set forth below is the dollar range of equity securities beneficially owned as of the close of business on the Record Date by each of our directors. We are not part of a “family of investment companies,” as that term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Name of Director	Dollar Range of Equity Securities of GECC(1)(2)
Independent Directors
Mark Kuperschmid	$50,001 - $100,000
Richard Cohen	Over $100,000
Chad Perry	$1 – $10,000

Interested Directors
Jason W. Reese	Over $100,000
Erik A. Falk	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)	The dollar range of equity securities beneficially owned is based on the closing price for our common stock of $5.37 on the Record Date.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by regulations of the SEC to furnish us with copies of all Section 16(a) reports that they file. Such reports are filed on Forms 3, 4 and 5 under the Exchange Act. Based solely on our review of the copies of such forms received by us, we believe that, during the fiscal year ended December 31, 2025, all such persons complied on a timely basis with the filing requirements of Section 16(a) with the exception of (i) one Form 4 filing by Great Elm Strategic Partnership I, LLC with respect to three sale transactions, and (ii) one Form 4 filing by Richard M. Cohen, a member of our Board of Directors, with respect to two purchase transactions.

PROPOSALS TO BE CONSIDERED AND VOTED ON
Proposals 1 and 2 have been included in this proxy statement at the direction of our Board. Our Board recommends that you vote “FOR” the nominee listed in Proposal 1 and “FOR” Proposal 2.
Proposal 1: Election of the Class I Directors
The Board currently has five members. Two of these members are interested directors and three are independent directors. An interested director is an “interested person” of the Company, as defined in the Investment Company Act. Mr. Reese falls within the purview of this definition due to his ownership of GEG securities. Mr. Falk falls within the purview of this definition due to his ownership of GEG securities. There are no arrangements or understandings between the Company and Mr. Reese or Mr. Falk with respect to either of their service on our Board. Our Board determined that each of Mr. Kuperschmid, Mr. Cohen and Mr. Perry are independent directors within the meaning of the Investment Company Act, the Exchange Act, and the Nasdaq Stock Market Rules (the “Nasdaq Rules”).
Directors are divided into three classes and are elected for staggered terms, with a term of office of one of the three classes of directors expiring at each annual stockholders’ meeting. Each director will hold office for the term ending at the third annual stockholders’ meeting following his election and until his successor is duly elected and qualified. Our Board has nominated Mark Kuperschmid and Richard Cohen as our Class I directors for election at the Annual Meeting.

Director/Nominee(1)	Class	Term Expires	Audit Committee	Nominating & Corporate Governance Committee	Compensation Committee
Mark Kuperschmid*	I	2026	✔	Chair	✔
Richard Cohen*	I	2026	Chair	✔	✔
Jason W. Reese	II	2027
Erik A. Falk	II	2027
Chad Perry	III	2028	✔	✔	Chair

*	Indicates the Class I Director nominees
(1)	This column reflects the current directors and nominees on the Board.
Properly authorized proxies will be voted “FOR” the election of each Class I director nominee, unless other instructions are specified. If either of the nominees should become unable to serve or for good cause will not serve, the proxies may be voted for a substitute nominee designated by our Board, or our Board may reduce the size of the Board. In no event may the proxies be voted for more than two nominees.
Information about the Nominees and Directors
Biographical information regarding each Class I nominee, as well as each of the other directors, and such person’s qualifications to serve as a director, is set forth on the succeeding pages. Unless otherwise indicated, each director held his principal occupation or other positions with the same or predecessor organizations for at least the last five years. There are currently no family relationships among any director, nominee, or executive officer.

Nominees for Class I Directors
Mr. Kuperschmid and Mr. Cohen have been nominated for election as Class I directors for a term expiring at the 2029 annual stockholders’ meeting and until their successors are duly elected and qualified. Neither nominee is being nominated for election pursuant to any agreement or understanding between either of them and the Company.

Name, Address and Age(1)	Position(s) Held with GECC	Term of Office (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Mark Kuperschmid (63)	Director	Until 2026 (since inception)	Managing Member – Benmark Investments LLC	N/A	None
Richard M. Cohen (75)	Director	Until 2026 (since 2022)	President – Richard M. Cohen Consultants	N/A	Direct Digital Holdings Ondas Network Smart For Life 20/20 BioLabs

(1)	The address for each of the Class I directors is c/o Great Elm Capital Corp., 3801 PGA Boulevard, Suite 603, Palm Beach Gardens, Florida 33410.
Mark Kuperschmid is our Lead Independent Director. Mr. Kuperschmid has served as managing member of Benmark Investments LLC since May 2006 and has been a private investor/advisor across a variety of industries, and has served in operating roles or provided strategic consulting services with respect to several investments. He previously served as Co-Head of Technology Investment Banking for Banc of America Securities and ran Trammell Crow Company’s Northern California commercial real estate operation. He began his career as a financial analyst with Morgan Stanley in New York. Mr. Kuperschmid holds a B.S./B.A. with honors from the University of Pennsylvania (Wharton) and an M.B.A. from Stanford University.
We believe Mr. Kuperschmid’s experience advising and consulting in various industries qualifies him to serve on our Board.
Richard Cohen has been the President of Richard M. Cohen Consultants since 1996, a company providing financial consulting services to both public and private companies. He joined the Board of Directors of 20/20 Biolabs in February 2026 (NASDAQ: AIDX). He has served as a Director of Ondas Holdings (NASDAQ: ONDS) since 2018, Direct Digital (NASDAQ: DRCT) since November 2021 and Smart For Life, Inc. (NASDAQ: SMFL) from February 2022 to August 2022. From March 2012 to July 2015, he was the Founder and Managing Partner of Chord Advisors, a firm providing outsourced CFO services to both public and private companies. From May 2012 to August 2013, he was the Interim CEO and member of the Board of CorMedix Inc. (NYSE: CRMD). From July 2008 to August 2012, Mr. Cohen was a member of the Audit Committee of Rodman and Renshaw, an investment banking firm. From July 2001 to August 2012, he was a partner with Novation Capital until its sale to a private equity firm. Mr. Cohen holds a B.S. with honors from the University of Pennsylvania (Wharton), an M.B.A. from Stanford University and a CPA from New York State (inactive).
We believe Mr. Cohen’s accounting background and his service as a director for other companies qualifies him to serve on our Board.

Class II Directors (continuing directors not up for re-election at the Annual Meeting)

Name, Address and Age(1)	Position(s) Held with GECC	Term of Office (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director During Past 5 Years
Jason W. Reese (60)(2)	Executive Chairman of the Board	Until 2027 (since 2026)	Chief Executive Officer – GEG	N/A	Chairman of the Board of Directors – GEG
Erik A. Falk (56)(3)	Director	Until 2027 (since 2021)	Head of Strategy – Magnetar Capital	N/A	None

(1)	The address for each of the Class II directors is c/o Great Elm Capital Corp., 3801 PGA Boulevard, Suite 603, Palm Beach Gardens, Florida 33410.
(2)	Mr. Reese is an interested person of the Company due to his ownership of GEG securities.
(3)	Mr. Falk is an interested person of the Company due to his ownership of GEG securities.
Jason W. Reese is the Chairman of the Board of Directors and the Chief Executive Officer of GEG since May 2023. Mr. Reese is the Co-Founder, Chairman and Chief Executive Officer of Imperial Capital Asset Management, LLC (“ICAM”) and the Co-Founder of Imperial Capital, LLC (“Imperial Capital”), both founded in 1997. ICAM has managed various hedge funds, investment partnerships, a private REIT and a private equity fund. Imperial Capital is a registered broker dealer. During his time at Imperial Capital, Mr. Reese formed Monomoy Properties REIT, LLC in 2014, focusing on the Industrial Outdoor Storage sector and continues to serve on the Board of Directors. Mr. Reese is also a founding member of City Ventures, LLC, a California-based private home builder, and has served on the Board of Directors since its inception in 2009. Prior to Imperial Capital, Mr. Reese was a principal with Gordon Investment Corporation (“Gordon”), a merchant banking firm in New York and Dallas, where he focused on investing in distressed real estate transactions, high yield securities and leveraged buyouts. Prior to his time with Gordon, Mr. Reese worked in the Corporate Finance Group at PaineWebber in New York. Mr. Reese graduated with honors from Yale University with a B.S. in Electrical Engineering.
We believe Mr. Reese’s investment expertise and extensive experience in capital markets qualifies him to serve on our Board.
Erik A. Falk currently serves as Head of Strategy at Magnetar Capital, an alternative asset manager with approximately $14.8 billion in assets under management. His primary focus is developing and implementing strategic initiatives within the firm’s Alternative Credit and Fixed Income business. Mr. Falk has served on the boards of various companies on behalf of Deutsche Bank. Mr. Falk holds a B.S. and an M.S. from Stanford University.
We believe Mr. Falk’s asset management and credit market insights and experience qualify him to serve on our Board.

Class III Director (continuing director not up for re-election at the Annual Meeting)

Name, Address and Age(1)	Position(s) Held with GECC	Term of Office (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director During Past 5 Years
Chad Perry (54)	Director	Until 2028 (since 2022)	Executive Vice President and General Counsel – RLJ Lodging Trust (2023-2025); Executive Vice President and General Counsel – Tanger Factory Outlet Centers, Inc (2011 – 2023).	N/A	DWS Fund Complex

(1)	The address for the Class III director is c/o Great Elm Capital Corp., 3801 PGA Boulevard, Suite 603, Palm Beach Gardens, Florida 33410.
Chad Perry previously served as Executive Vice President and General Counsel at RLJ Lodging Trust from April 2023 until May 2025. Mr. Perry previously served at Tanger Factory Outlet Centers, Inc. from December 2011 to April 2023 as Executive Vice President - General Counsel and was named Secretary in May 2012. His responsibilities included corporate governance, compliance, management of the in-house legal department and other legal matters, as well as Human Resources, Business Development and Real Estate Development. He was Executive Vice President and Deputy General Counsel of LPL Financial Corporation from May 2006 to December 2011. Previously, he was Senior Corporate Counsel of EMC Corporation. Mr. Perry began his legal career with international law firm Ropes & Gray LLP. Mr. Perry is a graduate of Princeton University, and earned a J.D. from Columbia University, where he was a Harlan Fiske Stone Scholar. He is a member of both the Massachusetts and California bar associations.
We believe Mr. Perry’s executive and legal experience and service as a director at a fund company qualifies him to serve on our Board.
THE BOARD UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE ELECTION OF THE CLASS I
DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm
The members of the Audit Committee and our Board believe the continued retention of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026 is advisable and in our best interest. We do not anticipate representatives of Deloitte will be present at the Annual Meeting. Thus, it is not expected that Deloitte will have an opportunity to make a statement regarding its services, or be available to respond to questions. The Board does not know of any direct or indirect financial interest of Deloitte in the Company.
Deloitte served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2025 and 2024. The audit reports of Deloitte on the Company’s financial statements as of and for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
Principal Accountant Fees and Services. The following table presents fees for professional services rendered by Deloitte for the fiscal years ended December 31, 2025 and 2024.

	Year Ended December 31,
	2025	2024
Audit fees	$596,504	$580,930
Audit-related fees	—	—
Tax fees	$64,985	$84,100
All other fees	—	—
Total fees	$661,489	$665,030

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audits of our financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by Deloitte in connection with statutory and regulatory filings.
Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
Tax Fees. Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance.
All Other Fees. All other fees would include fees for products and services other than the services reported above.
In addition to the fees listed above, Deloitte billed our external investment manager, Great Elm Capital Management, LLC (“GECM”), aggregate non-audit fees of $37,800 and $31,500 during the fiscal years ended December 31, 2025 and 2024. Such payments were pre-approved by our Audit Committee pursuant to the pre-approval policy discussed below.
Pre-Approval Policy. Our Audit Committee established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by the Company’s independent registered public accounting firm. The policy requires that our Audit Committee pre-approve all audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to our Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of our Audit Committee. However, our Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to our Audit Committee at its next scheduled meeting. Our Audit Committee has not delegated its responsibilities to pre-approve services performed by the independent registered public accounting firm to management as of December 31, 2025.
THE BOARD UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” PROPOSAL 2

AUDIT COMMITTEE REPORT
As of the time of the filing of the Annual Report on Form 10-K for the year ended December 31, 2025, the Audit Committee of our Board of Directors (the “Board”) was composed of three directors, each of whom have been determined by our Board to be independent directors. Our Board also determined that each member of the Audit Committee meets the experience requirements of Nasdaq’s listing rules and that Mr. Cohen is an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission (the “SEC”). The Audit Committee Charter, adopted by the Board, is posted on our website at www.greatelmcc.com.
The Audit Committee’s responsibilities include appointing our independent registered public accounting firm, pre-approving both audit and non-audit services to be provided by the firm and assisting the Board in providing oversight of our financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee meets with our independent registered public accounting firm, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters.
It is not the Audit Committee’s responsibility to plan or conduct audits or to determine that our financial statements and disclosures are complete, accurate and in accordance with accounting principles generally accepted in the United States and applicable laws, rules and regulations. Management is responsible for our financial statements, including the estimates and judgments on which they are based, as well as our financial reporting processes, accounting policies, internal audit function, internal accounting controls, disclosure controls and procedures, and risk management. Our independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), is responsible for performing an audit of our annual financial statements, expressing an opinion as to the conformity of the annual financial statements with accounting principles generally accepted in the United States and reviewing our quarterly financial statements.
The Audit Committee discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee also received from Deloitte a report providing the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. Deloitte also discussed its independence with the Audit Committee and confirmed in the report that, in its professional judgment, it is independent of us within the meaning of the federal securities laws.
The Audit Committee also reviewed and discussed with management the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 and management’s reports on the financial statements and internal controls. Management confirmed to the Audit Committee that the financial statements have been prepared with integrity and objectivity and that management maintained an effective system of internal controls. Deloitte expressed its professional opinions that the financial statements conform with accounting principles generally accepted in the United States. In addition, our Chief Executive Officer and Chief Financial Officer reviewed with the Audit Committee the certifications that each filed with the SEC pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and the policies and procedures that management adopted to support the certifications.
Based on these considerations, the Audit Committee recommended to our Board that our audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.
Richard Cohen, Chair
Mark Kuperschmid
Chad Perry

CORPORATE GOVERNANCE
Director Independence
The Nasdaq Rules require listed companies to have a board of directors with at least a majority of “Independent Directors” (as such term is defined in the Nasdaq Rules). Under the Nasdaq Rules, in order for a director to be deemed independent, the board of directors must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities.
In accordance with the Nasdaq Rules, our Board annually determines each director’s independence. We do not consider a director independent unless our Board determines that he or she has no material relationship with us or GECM. We monitor the relationships of our directors and officers through a questionnaire that each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes. In order to evaluate the materiality of any such relationship, our Board uses the definition in Nasdaq Rule 5605(a)(2), which provides that a director of a business development company (“BDC”) shall be considered to be independent if he or she is not an “interested person” of the BDC, as defined in Section 2(a)(19) of the Investment Company Act. Our Board determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Mr. Reese and Mr. Falk.
Any member of our Board who has previously been determined to be independent must inform the Chairman of our Board, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an Independent Director to change. Our Board limits membership on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee to Independent Directors.
Risk Oversight
As is the case with virtually all investment companies, including externally managed BDCs such as us (as distinguished from operating companies), our service providers, primarily GECM (located at 3801 PGA Blvd., Suite 603, Palm Beach Gardens, Florida 33410), have responsibility for our day-to-day management, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).
Our Audit Committee (which consists only of Independent Directors) meets regularly, and between meetings the Audit Committee Chair maintains contact with our independent registered public accounting firm and our Chief Financial Officer. In addition, our Audit Committee from time to time meets with the independent valuation services that evaluate certain of our securities holdings for which there are not readily available market values. Our Board also receives periodic presentations from senior personnel of GECM regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, personal trading, valuation, credit and investment research. In addition, our Board, GECM and our other service providers adopted a variety of policies, procedures and controls designed to address particular risks to us. However, it is not possible to eliminate all of the risks. Our Board also receives reports from our legal counsel or lawyers of GECM regarding regulatory compliance and governance matters. The Board’s oversight role does not make our Board a guarantor of our investments or activities or the activities of any of our service providers.
Our Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Board annually reviews a written report from our Chief Compliance Officer discussing the adequacy and effectiveness of our and our service providers’ respective compliance policies and procedures.
Our Board believes its role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. As a BDC, we are required to comply with regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness and we generally have to invest at least 70% of our gross assets in “qualifying assets.”
Board Composition and Leadership Structure
The Investment Company Act requires that at least a majority of the members of our Board be independent directors. Currently, three of our five directors are independent directors. Our Board has designated Mark Kuperschmid as our Lead Independent Director. As Lead Independent Director, Mr. Kuperschmid is responsible for coordinating the activities of the other independent directors and for such other responsibilities as are assigned, from time to time, by our Board. Our Board determined that its leadership structure is appropriate in light of the services that GECM and its affiliates provide to us and the potential conflicts of interest that could arise from these relationships.
Director Experience, Qualifications, Attributes and Skills
Our Board believes that the significance of each director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the board level, with no single director, or particular factor, being indicative of board effectiveness. However, our Board believes that directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with our management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties – our Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background; business, professional training or practice (e.g., finance, accounting or law), public service or academic positions; experience from service as a board member (including our Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the directors are counseled by our internal and outside legal counsel, who interact with GECM, and also may benefit from information provided by our or GECM’s legal counsel. Our Board and its committees have the ability to engage their own legal counsel and other experts as appropriate. The Board is required to evaluate its performance on an annual basis.
Board Committees
As of December 31, 2025, GECC maintains an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. Our standing committee charters, including our Audit, Nominating and Corporate Governance and Compensation Committee charters, are posted on our website at www.greatelmcc.com. Paper copies may be obtained upon request by writing to: Corporate Secretary, Great Elm Capital Corp., 3801 PGA Blvd., Suite 603, Palm Beach Gardens, Florida 33410.
For the fiscal year ended December 31, 2025, our Board held six Board meetings, eight Audit Committee meetings, one Nominating and Corporate Governance Committee meeting and one Compensation Committee meeting. All directors who were directors during the fiscal year ended December 31, 2025 attended at least 75% of the meetings of our Board and of the committees on which they served, during the period in which they served.
We require each director to make a diligent effort to attend all Board and committee meetings, and encourage directors to attend the annual meeting of stockholders.
Audit Committee. The Audit Committee is a standing committee established in accordance with section 3(a)(58)(A) of the Exchange Act that operates pursuant to an Audit Committee Charter approved by our Board. The Audit Committee Charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit our annual financial statements; reviewing and discussing with management and the auditors our annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommending to our Board whether the audited financial statements should be included in our annual report on Form 10-K; reviewing and discussing with management and the auditors our quarterly financial statements prior to the filing of our quarterly reports on Form 10-Q; pre-approving our auditors’ engagement to render audit and/or permissible non-audit services; evaluating the qualifications, performance and independence of the auditors; and reviewing preliminary valuations of the investment adviser and independent valuation firms and recommending valuations to our Board. Our Audit Committee is currently composed of three persons: Mr. Cohen, Mr. Kuperschmid and Mr. Perry, all of whom are considered independent directors under Nasdaq Rule 5605(a)(2) and as required by the rules and regulations of the SEC, including Rule 10A-3 promulgated under the Exchange Act. Mr. Cohen currently serves as Chair of the Audit Committee. Our Board determined that Mr. Cohen has financial sophistication and qualifies as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K under the Exchange Act. Each member of our Audit Committee can also read and understand fundamental financial statements as required by Nasdaq’s listing rules.
The responsibilities and activities of our Audit Committee are described in greater detail in our Audit Committee charter.
Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting qualified nominees to be elected to our Board by stockholders; identifying, selecting or recommending qualified nominees to fill any vacancies on our Board or a committee thereof; developing and recommending to our Board a set of corporate governance principles applicable to the Company; overseeing the evaluation of our Board and management; and undertaking such other duties and responsibilities as may from time to time be delegated by our Board to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is composed of three persons: Mr. Cohen, Mr. Kuperschmid and Mr. Perry, all of whom are considered independent directors under Nasdaq Rule 5605(a)(2). Mr. Kuperschmid currently serves as the Chair of the Nominating and Corporate Governance Committee.
The Nominating and Corporate Governance Committee considers stockholder nominations for possible nominees for election as directors when such nominations are submitted in accordance with our Bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Corporate Secretary, Great Elm Capital Corp., 3801 PGA Boulevard, Suite 603, Palm Beach Gardens, Florida 33410. To have a candidate considered by our Nominating and Corporate Governance Committee, a stockholder should submit the nomination in writing and must include the information required by, and follow the procedures specified in, our Bylaws to the address in the previous sentence.
Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of our Board include, to the extent required, compliance with the independence and other applicable requirements of the federal securities laws, the Nasdaq Rules, and any other applicable laws, rules, or regulations; the ability to contribute to the effective management of GECC, taking into account the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with our management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; educational background, business, professional training or practice (e.g., finance, accounting or law), public service or academic positions, experience from service as a board member (including our Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences; and personal and professional integrity, character, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate. Our Board also believes it is appropriate for members of our management to serve as a member of our Board. In addition, although our Nominating and Corporate Governance Committee does not have a formal policy with regard to consideration of diversity in identifying director candidates, our Nominating and Corporate Governance Committee may consider whether a potential candidate’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to our Board’s membership and collective attributes. Such considerations will vary based on our Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.
The responsibilities and activities of our Nominating and Corporate Governance Committee are described in greater detail in our Nominating and Corporate Governance Committee charter.
Compensation Committee. The Compensation Committee is responsible for determining, or recommending to our Board for determining, the compensation of our Chief Compliance Officer paid directly by us, if any. Additionally, the Compensation Committee assists our Board with all matters related to compensation, as directed by our Board. The Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee. The current members of the Compensation Committee are Mr. Cohen, Mr. Kuperschmid and Mr. Perry, all of whom are considered independent directors under Nasdaq Rule 5605(a)(2). Mr. Perry currently serves as the Chair of the Compensation Committee. None of our executive officers is directly compensated by us and, as a result, the Compensation Committee does not produce and/or review and report on executive compensation practices. Our executive officers do not have a role in determining or recommending director compensation.
The responsibilities and activities of our Compensation Committee are described in greater detail in our Compensation Committee charter.

Communication with our Board
Stockholders with questions about GECC are encouraged to contact our Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with our Board by sending their communications to Great Elm Capital Corp., c/o Adam M. Kleinman, Corporate Secretary, 3801 PGA Blvd., Suite 603, Palm Beach Gardens, Florida 33410. All stockholder communications received in this manner will be delivered to one or more members of our Board.
Executive Officers

Name, Address and Age(1)	Position(s) Held with GECC	Term of Office (Length of Time Served)	Principal Occupation(s) During Past 5 Years
Matt Kaplan (39)	President and Chief Executive Officer	Since March 2022	Portfolio Manager – GECM (Since 2020) President – GECM (Since 2023) Managing Director – ICAM (Since 2020)

Keri A. Davis (42)	Chief Financial Officer and Treasurer	Since March 2019	Chief Financial Officer – GEG (Since 2023) SEC Reporting Manager – GECM (Since 2018)

Adam M. Kleinman (51)	General Counsel, Chief Compliance Officer and Secretary	Since September 2017	General Counsel and Chief Compliance Officer – GECM (Since 2016) President, General Counsel and Chief Compliance Officer – GEG (Since 2018) Chief Operating Officer – GEG (2018-2022)

(1)	The address for each of our executive officers is c/o Great Elm Capital Corp., 3801 PGA Blvd., Suite 603, Palm Beach Gardens, Florida 33410.
Matt Kaplan has been our President and Chief Executive Officer since March 2022. Mr. Kaplan has served as a Portfolio Manager since October 2020 and as President since August 2023 for GECM, as well as a Managing Director of ICAM since August 2020, focused on investment opportunities across the capital structure. Mr. Kaplan joined ICAM in 2020 after spending four years at Citadel LLC from 2015 to 2019 investing in special situations and event-driven credit and equities. Previously, Mr. Kaplan served as a Senior Vice President of Imperial Capital UK from 2014 to 2015, advising on special situations and complex transactions, including the liquidation of a failed bank. Prior to Imperial Capital UK, Mr. Kaplan worked in research with Imperial Capital US from 2007 to 2014. Mr. Kaplan earned a B.S. in Managerial Economics from the University of California, Davis and holds the Chartered Financial Analyst designation from the CFA Institute.
Keri A. Davis has been our Chief Financial Officer and Treasurer since March 2019. Ms. Davis also has been the Chief Financial Officer of GEG since May 2023. Prior to serving in these positions, Ms. Davis served as SEC Reporting Manager of GECM since June 2018. Prior to joining GECC, Ms. Davis served as a senior manager in the audit practice at PricewaterhouseCoopers LLP (“PwC”), a multinational professional services firm focusing on audit and assurance, tax and consulting services. She was employed in various capacities in the audit practice at PwC from 2005 to 2017. Ms. Davis holds a B.B.A. in Accounting from the University of Massachusetts Amherst.
Adam M. Kleinman has been our General Counsel, Chief Compliance Officer and Secretary since September 2017. Mr. Kleinman has served as GEG’s President, General Counsel and Chief Compliance Officer since March 2018, as GEG’s Chief Operating Officer from March 2018 to August 2022, and as GECM’s General Counsel and Chief Compliance Officer since November 2016. Mr. Kleinman was a Partner, Chief Operating Officer and General Counsel of MAST Capital from March 2009 to September 2017. Prior to joining MAST Capital, Mr. Kleinman was an associate in the Banking and Leverage Finance group at Bingham McCutchen LLP, where he represented financial institutions, hedge funds and corporate borrowers in a broad range of commercial finance transactions. He holds a J.D. from the University of Virginia School of Law and a B.A. in History from Haverford College.

Code of Business Conduct and Ethics and Insider Trading Policy
We have adopted a code of business conduct and ethics, which applies to our directors, officers (including our principal executive officer, principal financial officer and principal accounting officer) and employees and our investment adviser. Our code requires our directors, officers, employees and investment adviser to comply with applicable laws and regulations and helps to preserve the integrity of our Company. We intend to disclose any amendments to or waivers of required provisions of the code by filing reports on Form 8-K. Our code of business conduct and ethics can be accessed via our website at www.greatelmcc.com. Information on our website is not incorporated by reference in, and does not form part of, this proxy statement.
Further, a Rule 17j-1 code of ethics has been adopted by the Company that is applicable to the officers and directors of the Company. In addition to establishing general standards of conduct for such persons, the Rule 17j-1 code of ethics also includes additional procedures as provided by Rule 17j-1 under the 1940 Act to prevent officers and directors of the Company from abusing their access to information about the Company’s investments.
Additionally, we maintain an insider trading policy that governs the purchase, sale and/or other dispositions of our Company’s securities by directors, officers and employees of the Company and certain other covered persons, and we have implemented processes for the Company, that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, as well as Nasdaq listing standards.
Our insider trading policy also includes our policies on hedging and other derivative transactions by directors, officers and employees. Under our policy, hedging transactions are permitted, but are strongly discouraged and any such proposed transaction must be pre-cleared with our legal and compliance department. In addition, our policy prohibits directors, officers and employees from (i) engaging in short-term trading by selling any of our securities within 6 months of a purchase of securities of the same class, (ii) participating in short sales of our securities and transactions involving options, such as puts, calls or other derivative securities and (iii) holding our securities in margin accounts or pledging our securities as collateral for loans, subject in the case of this clause (iii) to certain limited exceptions requiring approval of our legal and compliance department. Such prohibitions and restrictions apply to our securities granted to the directors, officers and employees as part of compensation or otherwise held, directly or indirectly, by them.
Copies of our code of business conduct and ethics and insider trading policy have been filed as Exhibit 14.1 and Exhibit 19.1 respectively, to our Annual Report on Form 10-K.
Compensation of Directors
The following table shows information regarding the compensation received by our directors for the fiscal year ended December 31, 2025.

Name	Fees Earned or Paid in Cash	All Other Name Fees Earned or Paid in Cash Compensation(1)	Total
Independent Directors
Mark Kuperschmid	$65,000	$—	$65,000
Richard Cohen	$65,000	$—	$65,000
Chad Perry	$65,000	$—	$65,000

Interested Directors
Matthew A. Drapkin(2)	$—	$—	$—
Erik A. Falk	$—	$—	$—

(1)	In fiscal year 2025, we did not maintain a stock or option plan, non-equity incentive plan or pension plan or other retirement benefits for our directors.
(2)	As of March 2nd, 2026, Mr. Drapkin resigned from the Board of Directors and Mr. Reese was appointed to fill the vacancy.

No compensation was paid by us to Mr. Drapkin or Mr. Falk in their roles as director. Our other directors receive an annual fee of $45,000. All of our directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting. In addition, the chairman of each of our Board’s standing committees receives an annual fee of $10,000 for his additional services in these capacities. Each member of these committees receives a $5,000 annual fee for serving on these committees. In addition, we purchased directors’ and officers’ liability insurance on behalf of our directors and officers.
Compensation of Executive Officers
We do not provide direct compensation to our officers. Mr. Kaplan, Ms. Davis and Mr. Kleinman are paid by GECM, subject to reimbursement by us for our allocable portion of Ms. Davis’s and Mr. Kleinman’s compensation under an administration agreement, dated as of September 27, 2016 (the “Administration Agreement”), by and between us and GECM.
Compensation Committee Interlocks and Insider Participation
Mr. Kuperschmid, Mr. Cohen and Mr. Perry served on our Compensation Committee during fiscal year 2025. Currently, none of our executive officers are compensated by us, and as such, our Compensation Committee is not required to produce a report on executive officer compensation for inclusion herein. No current or past executive officers or employees of ours or our affiliates serve on our Compensation Committee.
Our Portfolio Manager
GECM manages our portfolio. We consider Matt Kaplan, our President and Chief Executive Officer, to be our portfolio manager. GECM’s investment team does not receive any direct compensation from us in connection with the management of our portfolio. GECM’s investment personnel may be compensated through: (1) annual base salary; (2) cash bonuses; and (3) equity in GEG.
Matt Kaplan. See “—Executive Officers” above.
Other Accounts Managed
As of December 31, 2025, Matt Kaplan was primarily responsible for the day-to-day management of one pooled investment fund for an institutional investor.

Name of Investment Committee Voting Member	Type of Accounts	Total No. of Other Accounts Managed	Total Other Assets (in millions)	No. of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance (in millions)
Matt Kaplan	Registered Investment Companies:	None	None	None	None
	Other Pooled Investment Vehicles:	1	$14.0	1	$14.0
	Other Accounts:	None	None	None	None

Portfolio Manager’s Material Conflicts of Interest
Certain of our executive officers and directors, and the members of the investment committee of GECM, serve or may serve as officers, directors or principals of entities, including ICAM or funds managed by ICAM, and affiliates of GECM and investment funds managed by our affiliates, that operate in the same or related lines of business as GECC. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our stockholders’ best interests or that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. For example, Matt Kaplan, our President and Chief Executive Officer, is a portfolio manager at GECM and a member of its investment committee. Further, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with GECM and any advisers that may in the future become affiliated with GEG. GEG, the parent company of GECM, currently holds approximately 9.8% of our outstanding common stock.

Although funds managed by GECM may have different primary investment objectives than us, they may from time to time invest in asset classes similar to those we target. GECM is not restricted from raising an investment fund with investment objectives similar to ours. Any such funds may also, from time to time, invest in asset classes similar to those targeted by, and eligible for purchase by, us. GECM will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any duties owed to us and such other funds. It is possible that we may not be given the opportunity to participate in investments made by investment funds managed by investment managers affiliated with GECM. To the extent that we compete with entities managed by GECM or any of its affiliates for a particular investment opportunity, GECM will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal investment allocation policies (which provides that no allocation decisions may be based on the fees or allocations paid by a particular client), (2) the requirements of the Advisers Act, and (3) restrictions under the Investment Company Act regarding co-investments with affiliates, including the requirements of the Exemptive Relief Order (as defined below).
Our participation in any negotiated co-investment opportunities (other than those in which the only term negotiated is price) with investment funds managed by investment managers under common control with GECM (as well as with proprietary accounts of an affiliate of GECM) is subject to compliance with the SEC order dated July 31, 2025 (the “Exemptive Relief Order”). The allocation of all or a portion of an investment opportunity to co-investors could result in lower returns for us than had we taken the full opportunity for ourself. There may be certain investment opportunities that fall outside the scope of the Exemptive Order or otherwise may not be permitted to be allocated to us. Accordingly, we may not be able to participate in all investment opportunities that GECM determines would otherwise be suitable for us.
We pay management and incentive fees to GECM, and reimburse GECM for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.
GECM’s management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds and other forms of leverage) and GECM may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness. The use of leverage increases the likelihood of default on our debt or other leverage, which would disfavor investors in our common stock.
The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. One component of the incentive fee is based on income (the “Income Incentive Fee”) and the other component is based on capital gains (the “Capital Gains Incentive Fee”). The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income is computed on income that may include interest that is accrued but not yet received in cash, but payment is made on such accrual only once corresponding income is received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible, which would result in the reversal of any previously accrued and unpaid incentive fees. On April 6, 2022, our Board and the independent directors approved the amendment to the Investment Management Agreement (the “Amendment”) to eliminate $163.2 million of realized and unrealized losses incurred prior to April 1, 2022 from the calculation of the Capital Gains Incentive Fee and reset the Capital Gains Commencement Date (as defined below) and the mandatory deferral commencement date, effectively resetting the incentive fee total return hurdle, which was subsequently approved by our stockholders on August 1, 2022.
The Capital Gains Incentive Fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), commencing with the partial calendar year from April 1, 2022 to December 31, 2022, and is calculated at the end of each applicable year by subtracting (a) the sum of our and our consolidated subsidiaries’ cumulative aggregate realized capital losses (excluding, for the avoidance of doubt, any realized capital losses arising from unrealized capital depreciation occurring prior to April 1, 2022) and aggregate unrealized capital depreciation from (b) our and our consolidated subsidiaries’ cumulative aggregate realized capital gains, in each case calculated from and after April 1, 2022 (the “Capital Gains Commencement Date”). If such amount is negative, then there is no Capital Gains Incentive Fee for such year. If such amount is positive at the end of such year, then the Capital Gains Incentive Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Incentive Fees paid in all prior years.

In February 2026, GECM waived all accrued and unpaid incentive fees through March 31, 2026. As of December 31, 2025, there were approximately $2.3 million of accrued incentive fees payable.
As a result of the arrangements described above, there may be times when our management team has interests that differ from those of our stockholders, giving rise to a conflict. We and GECM have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise in good faith.
Ownership of Securities
As of December 31, 2025, Matt Kaplan owned between $500,001 and $1,000,000 of shares of our common stock, which is calculated based on the closing price for shares of our common stock of $7.05 on December 31, 2025.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS
Mr. Reese is the Chairman and Chief Executive Officer of GEG, the parent company of GECM. Mr. Drapkin, formerly the Chairman of our Board, serves as Vice Chairman of the board of directors of GEG. Mr. Kaplan serves as a Portfolio Manager and as President of GECM in addition to being our Chief Executive Officer. Ms. Davis serves as Chief Financial Officer of GEG and GECM in addition to being our Chief Financial Officer. Mr. Kleinman serves as President, General Counsel and Chief Compliance Officer of GEG as well as General Counsel and Chief Compliance Officer of GECM, in addition to being our General Counsel, Chief Compliance Officer and Secretary. GEG owns approximately 9.8% of our outstanding shares of common stock as of the Record Date.
Certain of our executive officers and directors, and the members of the investment committee of GECM, serve or may serve as officers, directors or principals of entities, including ICAM or funds managed by ICAM, that operate in the same or related lines of business as GECC or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. Further, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with GECM and any advisers that may in the future become affiliated with GEG. GECC’s participation in any negotiated co-investment opportunities (other than those in which the only term negotiated is price) with investment funds managed by investment managers under common control with GECM (as well as with proprietary accounts of an affiliate of GECM) is subject to compliance with the Exemptive Relief Order.
Mr. Drapkin is a director of GEG and the Chief Executive Officer & Portfolio Manager of Northern Right Capital Management LP, a beneficial owner of more than 5% of GEG’s common stock and an owner of GEG PIK notes. Mr. Drapkin did not receive compensation from us in his prior role as a director.
Mr. Reese is the CEO and Chairman of the board of directors of GEG and a beneficial owner of more than 5% of GEG’s common stock and an owner of GEG PIK notes. Mr. Reese is also a member of the investment committee of GECM. Mr. Reese does not receive compensation from us in his role as a director and is an “interested person” as defined under Section 2(a)(19) of the Investment Company Act.
On August 27, 2025, we entered into a Stock Purchase Agreement with Poor Richard LLC (“Poor Richard”), an affiliate of Mr. Smith, pursuant to which Poor Richard purchased, and we issued, 1,290,000 shares (the “Shares”) of common stock at a price of $11.65 per share, for an aggregate purchase price of $15,028,500. The Shares were issued in a private placement exempt from registration under Section 4(a)(2) and Rule 506(b) of Regulation D of the Securities Act of 1933, as amended. Pursuant to the registration rights covenant under the Stock Purchase Agreement, we agreed to file a registration statement to register the resale from time to time of the Registrable Securities (as defined in the Stock Purchase Agreement) held by Poor Richard within one hundred and fifty days following the date of the Stock Purchase Agreement. We have also agreed to include the Registrable Securities in certain registration statements filed by us.
We entered into a license agreement with GEG pursuant to which GEG granted us a non-exclusive, royalty-free license to use the name “Great Elm Capital Corp.” Under the license agreement, we have a right to use the “Great Elm Capital Corp.” name and logo for so long as GECM, or an affiliate thereof, remains our investment adviser.
We are party to the Investment Management Agreement with GECM, which is wholly-owned by GEG. Subject to the overall supervision of our Board, GECM manages our day-to-day operations and provides investment advisory and management services to us pursuant to the Investment Management Agreement. We pay GECM a fee for investment management services, which consisted of (1) base management fees of $5.0 million and $4.5 million for the years ended December 31, 2025 and 2024, respectively, and (2) an accrued and unpaid aggregate incentive fee of approximately $2.3 million as of December 31, 2025. For the year ended December 31, 2025, we incurred $3.7 million in Income Incentive Fees accrued during the period. There were no Capital Gains Incentive Fees earned by GECM as calculated under the Investment Management Agreement for the year ended December 31, 2025.
We are also party to the Administration Agreement with GECM. Pursuant to the Administration Agreement, GECM furnishes us with, or otherwise arranges for the provision of, office facilities, equipment, clerical, bookkeeping, finance, accounting, compliance and record keeping services at such office facilities and other such services as our administrator. We bear all costs and expenses that are incurred in our operation and transactions and not specifically assumed by GECM pursuant to the Investment Management Agreement. For the fiscal year ended December 31, 2025 we reimbursed GECM in the amount of $1.1 million for services provided under the Administration Agreement.

Certain of our interested directors as well as GEG’s directors are indirectly invested in PPH and SGP and may invest in future capital raising vehicles.
GECM has entered into the Shared Services Agreement, pursuant to which ICAM makes available to GECM certain back-office employees of ICAM to provide services to GECM in exchange for reimbursement by GECM of the allocated portion of such employees’ time. Pursuant to the Shared Services Agreement, GECM also makes available to ICAM certain employees of GECM to provide services to ICAM in exchange for reimbursement by ICAM of the allocated portion of such employees’ time.
We have established a written policy to govern the review of potential related party transactions. GECM, our Chief Compliance Officer, and any other officers designated by us are required to review the facts and circumstances of transactions with certain affiliates, and to screen any such transactions, for potential compliance issues under Section 57(h) of the Investment Company Act.
Certain Risks Represented by our Investments
Please see the risks identified in our Annual Report on Form 10-K for the year ended December 31, 2025.

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GREAT ELM CAPITAL CORP.

The Board of Directors recommends you vote FOR the nominees in Proposal 1:

1. Election of Class I Directors

Nominees:	**For**	**Withhold**
1a. Mark Kuperschmid	☐	☐
1b. Richard Cohen	☐	☐

The Board of Directors recommends you vote FOR Proposal 2.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com

V84908-P47748

GREAT ELM CAPITAL CORP.
Annual Meeting of Stockholders
May 29, 2026 8:30 AM Eastern Time
This proxy is solicited by the Board of Directors

The signatory hereto hereby appoints Adam M. Kleinman and Matt Kaplan and either of them as proxies, with full power of substitution and revocation, to represent the signatory hereto and to vote all shares of common stock of Great Elm Capital Corp., that the signatory hereto is entitled to vote at the Annual Meeting of Stockholders of the company to be held on May 29, 2026 beginning at 8:30 AM Eastern Time, on the matters listed on the reverse side hereof and, in their discretion, upon such other matters as may properly come before the meeting and any adjournments or postponements thereof.

Shares represented by this Proxy will be voted as directed by the stockholder. If this Proxy is signed, the proxies have authority and intend to vote as follows regarding any nominee or matter for which no such directions are indicated: FOR election of all Director nominees listed in Proposal 1 and FOR Proposal 2.

Continued and to be signed on reverse side